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                                                          EXHIBIT No. 10(iii)(u)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

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In re                                       :             Chapter 11 Case No.
                                            :
ARMSTRONG WORLD INDUSTRIES,                 :             00-4471 (JJF)
INC., et al.,                               :
                                            :
                           Debtors.         :             (Jointly Administered)
                                            :
                                            :
                                            :
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                         ORDER AUTHORIZING AND APPROVING
                     RETENTION PROGRAM FOR KEY EMPLOYEES AND
                   APPROVING ASSUMPTION OF EXECUTORY CONTRACTS
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                  Upon the Motion of Armstrong World Industries, Inc. ("AWI")
and its affiliated debtors (collectively, the "Debtors"), dated March 30, 2001 (the "Motion"),1 for an Order Authorizing and Approving Retention Program for Key Employees and Approving Assumption of Executory Contracts; and notice of the Motion having been given to the United States Trustee for the District of Delaware, the agent for the Debtors' prepetition bank lenders, the agent for the Debtors' postpetition bank lenders, the attorneys for each of the Official Committees appointed in the chapter 11 cases, and all parties on the Debtors' General Service List in these cases pursuant to the Court's Order Pursuant to Sections 102 and 105(a) of the Bankruptcy Code and Bankruptcy Rule

________________
/1/ Capitalized terms utilized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

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2002(m) and 9007 Establishing Notice Procedures, dated January 29, 2001, and it appearing that no further notice need be given; and it appearing that the Court has jurisdiction to consider the Motion; and the Court having determined that the relief requested in the Motion represents a sound exercise of the Debtors' business judgment and is necessary and in the best interests of the Debtors' estates; and after due deliberation and sufficient cause appearing therefor, it is

                  ORDERED that the Motion is granted and the relief requested in the Motion is authorized and approved in all respects; and it is further

                  ORDERED that the Employee Retention Program is authorized and approved in all respects, including, without limitation, the assumption of the Change in Control Agreements and the Lockhart Agreements under section 365 of the Bankruptcy Code as described in the Motion; and it is further

                  ORDERED that AWI is authorized to take all action necessary to fully implement and carry out the Employee Retention Program as described in the Motion, including, without limitation, entering into additional Change in Control Agreements as described in or contemplated by the Motion; and it is further

                  ORDERED that any obligations of the Debtors under or in connection with the Employee Retention Program shall be deemed allowed administrative expense claims under section 503(b)(1)(A) of the Bankruptcy Code, and it is further

                  ORDERED that, notwithstanding anything contained herein, in the Change in Control Agreements or in the Lockhart Change in Control Agreement to the contrary:

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                         (i)      An event set forth in Section 16(E)(I) of such
agreements shall not constitute a Change in Control (as defined therein) under such agreements at any time during the period prior to the entry of an order confirming a plan of reorganization in AWI's chapter 11 case; and

                  (ii) with respect to the Tier I Change in Control Agreements and the Lockhart Change in Control Agreement, solely for the purposes of the first full paragraph following Section 16(P)(VII) of the Tier I Change in Control Agreements and the first full paragraph following Section 16(P)(VIII) of the Lockhart Change in Control Agreement, a Change in Control shall only be deemed to occur under the limited circumstances set forth in the provisos to such paragraphs, except that a Change in Control shall not be deemed to occur solely by reason of (a) a merger described in Section 16(E)(III) of such agreements involving AWI or Holdings which is effected pursuant to the provisions of a plan of reorganization in AWI's chapter 11 case, or (b) the consummation of any transaction to sell or otherwise dispose of voting securities of the reorganized entity occurring subsequent to the effective date of a plan of reorganization in AWI's chapter 11 case which is effected by a trust established under section 524(g) of the Bankruptcy Code.

Dated:     Wilmington, Delaware
           April 18, 2001

                                                   /s/Joseph J. Farnan, Jr.
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                                              Joseph J. Farnan, Jr.
                                              United States District Judge

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